Red Trail Energy

10TH ANNUAL MEMBERSHIP MEETING
MARCH 17, 2016

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This presentation contains financial information for the first quarter of the fiscal year ending September 30, 2015 which have not been audited and have been derived from our unaudited books and records only. This means that the financial results for the period have not been independently reviewed by a certified public accountant and there is no assurance from a qualified, independent, third party that the assumptions and other information underlying the financial results is reasonable. Further, this presentation contains forward looking statements that can, in some cases, be identified by the use of words such as "may," "will," "should," "anticipate," "believe," "expect," "plan," "future," "intend," "could," "estimate," "predict," "hope," "potential," "continue," or the negative of these terms or other similar expressions. These statements are only our predictions and involve numerous assumptions, risks and uncertainties, including those referenced in our fiscal 2015 Form 10-K, 10-Q and other filings with the SEC which are specifically incorporated by reference herein. Our actual results or actions could and likely will differ materially from those anticipated in the forward looking statements.

AGENDA

- Welcome
- Introductions
- Recognition of Quorum
- Secretary Report
- Call Meeting to Order
- Voting
- Business Presentation
- Election Results
- Meeting Adjourn

Red Trail Energy, LLC

- **Chairman – Sid Mauch**
- **Governors**
  - **Mike Appert**, Vice Chairman / Chairman of Risk Management Committee
  - **Ambrose Hoff**, Secretary
  - **Ron Aberle**, Chairman of Audit Committee
  - **Frank Kirschenheiter**
  - **Anthony Mock**
  - **Bill Price**
- **Chief Executive Officer – Gerald Bachmeier**
- **Chief Financial Officer – Jodi Johnson**

INTRODUCTIONS

- Inspector of Election and SEC Legal Counsel – Brown Winick
  - Joe Leo
- Independent Auditor – Eide Bailly
  - Dave Glennon
- Qualified Matching Service Manager – FNC Ag Stock, LLC
  - Jayson Menke

Introductions

- Renewable Products Marketing Group, LLC
  - Steve Dietz
  - Mathias Peterson
- First National Bank of Omaha
  - Brad Brummund
- Twin Rivers Trading
  - Jason Schwab

Recognition of Quorum

Quorum is constituted as of the Record Date, when 40,148,160 Class A Membership Units were outstanding. The presence of members holding a majority of the total outstanding membership units constitutes a quorum. We need 20,074,080 Membership Units represented at the meeting to constitute a quorum. If you submitted a properly executed proxy, then you are considered part of the quorum even if you are not physically attending the meeting.

Secretary Report

RTE Ballot

- Proposal #1 – Election of Governors
  - Frank Kirschenheiter
  - Sid Mauch
  - Anthony Mock

RED TRAIL ENERGY, LLC
PROXY SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ON MARCH 17, 2016

MEMBER NAME: John Doe

NUMBER OF MEMBERSHIP UNITS: 1,000

Vote by Mail or Facsimile:

1) **Read the Proxy Statement**
2) **Mark your vote in the appropriate boxes below**
3) **Sign and date the proxy card**
4) **Return the proxy card via fax to (701) 974-3309 or by mail to the Company at P.O. Box 11, Richardton, ND 58652 by 4:00 p.m. on Wednesday, March 16, 2016.**

The undersigned hereby appoints Ronald Aberle and Ambrose Hoff, and each or either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the 2016 Annual Meeting of Members to be held on Thursday, March 17, 2016, at the Ramada-Bismarck, 1400 E. Interchange Avenue, Bismarck, North Dakota 58501, and at adjournment thereof, on any matters coming before the meeting.

Said proxies will vote on the proposal set forth in the notice of the annual meeting and proxy statement as specified on this card. If a vote is not specified, said proxies will vote **FOR** Frank Kirschenheiter, Sid Mauch and Anthony Mock, with the votes split equally between the nominees. If any other matters properly come before the 2016 Annual Meeting, said proxies will vote on such matters in accordance with the recommendations of the Board except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Proposal 1. Elect three (3) governors to the Board of Governors. Each will serve for a term of three years.

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of units you own multiplied by 3 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit. Write in the number of votes you are allocating to any nominee below. The Board recommends you vote your units for Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Frank Kirschenheiter	1,000	Votes
Sid Mauch	1,000	Votes
Anthony Mock	1,000	Votes

This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the proxies to take action in their discretion upon other matters that may properly come before the meeting. **The proxies cannot vote your units unless you sign and return this card.**

Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

John Doe
Signature of Unit Holder
Dated: 3/15/16

Signature of Unit Holder
Dated:

VOTING

Management Update

Chief Executive Officer

Gerald Bachmeier

RTE Employee Introductions

- Juanita Aase
- Adam Bohrer
- Kent Glasser
- Rachel Helling
- Derrick Jellesed
- Tyler Mock
- Mike Samuelson
- Bill Schimetz
- Stacy Wagner
- Dana Wahus
- Justin Wehri
- Ryan Wiege
- Dustin Willett


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2015 Year in Review

Production Results:	
Ethanol Sold (gallons)	53,448,822
Dried Distillers Grains Sold (tons)	111,425
Modified Dried Distillers Grains Sold (tons)	69,847
Corn Oil Sold (pounds)	8,297,930
Corn Ground (bushels)	19,259,081
Production Yield	2.78

RED TRAIL ENERGY, LLC
2016 ORGANIZATION CHART



RTE Board of Governors (7)
CEO Gerald Bachmeier
CFO Jodi Johnson
Administrative Assistant Juanita Aase
Manager Dustin Willett
Grain Merchandiser Ryan Wiege
Staff Accountant Dana Wahus Rachel helling
Load Out Mgr Safety Director Mike Samuelson
Corn Buyer Justin Wheri
Operations Manager Chris Kline
HR/Invenstor Relations Stacy Wagner
Environmental/ Lab Manager Tyler Mock
Operations Supervisor Buck Schimetz
Maintenance Supervisor Kent Glasser
Trainer Ray Dobitz
Lab Tech Adam Bohrer
Load-Out Lead Tyler Callahan
Purchasing Manager Derrick Jellesed
Maintenance Tech (5)
Lead Operators (4)
Load-Out (5)
Boiler Tech (4)
Distillation Tech (4)
Cook Tech (4)
Utility Tech (2)

Date	200 Proof	Corn Oil
1/1/16	175,264	33,322.5
1/2/16	175,264	31,755
1/3/16	168,392	29,887.5
1/4/16	151,752	26,902.5
1/5/16	150,280	12,817.5
1/6/16	144,736	21,930
1/7/16	174,856	35,805
1/8/16	174,472	40,650
1/9/16	98,784	24,765
1/10/16	150,256	16,267.5
1/11/16	155,560	25,342.5
1/12/16	30,368	5,182.5
1/13/16	176,592	45
1/14/16	176,648	7,282.5
1/15/16	175,856	36,262.5
1/16/16	173,872	33,090
1/17/16	174,520	42,390
1/18/16	175,224	44,070
1/19/16	171,976	37,762.5
1/20/16	172,496	47,205
1/21/16	174,528	45,615
1/22/16	176,400	46,777.5
1/23/16	175,080	45,352.5
1/24/16	175,232	44,505
1/25/16	175,128	41,520
1/26/16	42,648	9,150
1/27/16	152,048	33,217.5
1/28/16	158,216	29,272.5
1/29/16	174,232	43,650
1/30/16	168,392	41,190
1/31/16	162,696	34,297.5
January Totals	4,881,768 gallons	810,667.5 pounds

Date	200 Proof	Corn Oil
2/1/16	151,360	30,765
2/2/16	153,640	40,830
2/3/16	175,080	34,935
2/4/16	169,448	19,680
2/5/16	169,664	36,615
2/6/16	175,256	50,902
2/7/16	173,832	35,940
2/8/16	174,360	35,130
2/9/16	175,952	36,945
2/10/16	175,832	37,417
2/11/16	175,520	29,707
2/12/16	175,040	35,625
2/13/16	175,408	34,462.5
2/14/16	174,240	22,597
2/15/16	175,096	15,967.5
2/16/16	169,976	24,225
2/17/16	175,312	30,427.5
2/18/16	175,952	44,797.5
2/19/16	175,248	45,217.5
2/20/16	175,072	46,410
2/21/16	174,920	53,047.5
2/22/16	175,200	50,662.5
2/23/16	175,064	52,327.5
2/24/16	175,240	52,807.5
2/25/16	175,784	52,807.5
2/26/16	175,536	51,697.5
2/27/16	175,048	50542.5
2/28/16	175,240	48,075
2/29/16	175,400	53,385
February Totals	5,018,720 Gallons	1,153,950 pounds

Date	200 Proof	Corn Oil
3/1/16	175,776	48,892.5
3/2/16	169,328	49,050
3/3/16	176,120	52,732.5
3/4/16	178,376	53,550
3/5/16	177,384	53,025
3/6/16	177,344	53,542.5
3/7/16	177,048	55,552.5
3/8/16	176,536	54,877.5
3/9/16	176,864	40,410
3/10/16	180,560	56,055
3/11/16	180,568	55,897.5
3/12/16	180,680	54,840
3/13/16	180,696	54,840
3/14/16	181,184	51300
March to date totals	2,488,464	734,565 pounds

Production Increase

Month	Gallons Produced
January 2015	4,504,840 gallons 145,317 gallons per day 54,058,080 per year
February 2016	5,018,720 gallons 173,059 gallons per day 60,224,640 per year

CFO Report

Red Trail Energy

INCOME STATEMENTS

	Fiscal year ended September 30, 2015	Fiscal year ended September 30, 2014
Revenues	$100,795,412	$139,122,644
Cost of goods sold	$91,984,165	$106,047,180
Gross profit (loss)	$8,811,247	$33,075,464
General & admin expenses	$2,471,783	$2,200,809
Operating income (loss)	$6,339,464	$30,874,655
Interest & other income	$2,582,988	$330,025
Interest expense	($355,191)	($614,346)
Net income (loss)	**$8,567,261**	**$30,590,334**

Balance Sheets

(As of September 30)

	2015	2014
Total Assets	$77,567,266	$95,658,429
Total Liabilities	$11,802,949	$24,404,425
Members' Equity	$65,764,317	$71,254,004
Debt to equity ratio	.18	.34
Book value per unit	$1.64	$1.77

Income Statements

(Three months ended December 31)

	2015	2014
Revenues	$25,439,795	$29,612,851
Cost of goods sold	$24,278,660	$27,781,580
Gross profit (loss)	$1,161,135	$1,831,271
General & admin expenses	$632,483	$544,767
Operating income (loss)	$528,652	$1,286,504
Interest & other income	$47,525	$25,143
Interest expense	($72,466)	($137,727)
Net income (loss)	**$503,711**	**$1,713,920**

Balance Sheets

	December 31, 2015	September 30, 2015
Total Assets	$86,692,557	$77,567,266
Total Liabilities	$20,424,528	$11,802,949
Members' Equity	$66,268,029	$65,764,317
Debt to equity ratio	.31	.18
Book value per unit	$1.65	$1.64

Red Trail Energy

RPMG

- Founded in 1996 by two MN ethanol plants
- Our Mission Statement – *Capture economies of scale to compete with larger organizations*
- Currently 15 owners
  - Plus five ethanol marketing partners and four co-products marketing partners

RPMG
ANNUAL VOLUMES

Currently Marketing: (21ethanol & 2 Co-products)

- Over 1.7 billion gallons of ethanol
- Over 2.0 million tons of DDG'S
- Over 200 million pounds of Corn Oil
- Over $3.2 billion in sales

******AND YOU OWN IT!!!!!!!***

RPMG


ND
SD
MN
WI
MI
NE
IA
IL
IN
OH
KS
MO
KY
TN
OK
AR
MS
AL
TX
1
2
3
4
5
6
7
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15
16
17
18
19
20
21
22
23

1. Red Trail Energy, LLC
2. Central MN Ethanol Co.
3. Chippewa Valley Ethanol Co.
4. Granite Falls Energy, LLC**
5. Heartland Corn Products
6. Highwater Ethanol, LLC
7. Dakota Ethanol
8. Guardian Energy, LLC
9. Al-Corn Clean Fuel
10. Absolute Energy
11. Golden Grain Energy, LLC
12. Homeland Energy Solutions
13. Little Sioux Corn Processors**
14. KAAPA Ethanol, LLC
15. White Energy – Russell
16. Mid-Missouri Energy
17. Guardian Lima, LLC
18. White Energy – Plainview
19. White Energy – Hereford
20. Heron Lake BioEnergy, LLC*
21. Hankinson Renewable Energy
22. Buffalo Lake Advanced Biofuels, LLC
23. ICM Biofuels

Marketing Products: *DCO
** DCO & DDG

RPMG

Red Trail DCO versus



0.40000
0.35000
0.30000
0.25000
0.20000
0.15000
0.10000
0.05000
0.00000
$/Lb
3.50000
3.00000
2.50000
2.00000
1.50000
1.00000
0.50000
0.00000
$/Gallon
January
February
March
April
May
June
July
August
September
October
November
December
CME SBO MONTHLY AVERAGE
USDA DCO Monthly Average
RTE DCO Monthly Average
Monthly Average Biodiesel

RPMG

2016 – Where do we go from here?

- More demand coming on line
  - REG Geismar, Duonix, Washakie, W2, Adkins/Annawan/EKAE
    - ~185 MGY capacity
    - If they used 100% DCO, would equate to 1.572 billion pounds of DCO
- Feed still going strong
  - Demand for veggie fed chickens and eggs growing along with the cage free trend
  - Customers value a consistent product and supply

RPMG

2016 – Where do we go from here?

- $1 Blenders Credit expires 12/31/2016
  - Do we play the gamble again or will Congress convert it to a 'Producers Credit" in 2017?
- LCFS – Adjustments coming/more scrutiny
  - California wants as much DCO in 2016 due to the CI score of 4
    - DCO CI will be adjusting higher in 2017
    - Dry versus wet distillers grain production

RPMG

DDGS Truck and Rail Destinations & Tonnage (Jan. 2015– Dec. 2015)



35,000
30,000
25,000
20,000
15,000
10,000
5,000
–
Tons
32,881
18,041
13,438
26,606
13,655
7,070
1,525
856
531
485
Idaho
Montana
Washington
Canada
North Dakota
Oregon
Utah
Minnesota
California
Truck
Rail
Rail 37%
Trucks 63%

RPMG

RTE DDGS Review

Jan. 2015- Dec. 2015

- 2015 Recap
  - Over $13.8 million in revenue
  - Netback averaged $120.36
  - Marketed 115,190 tons
- Good DDGS Inclusions Rates
  - Montana feedlots
  - Idaho dairy market
  - Washington dairy market
  - Canadian interest during Q2 & Q3
- Volatile year with Exports
  - China lifts GMO restrictions
  - Record year of exports
    - 12.5 million MT-35% of U.S. production (China took 50%)
  - China's Anti-dumping and Countervailing duty claims



RPMG

RTE DDGS Outlook

- Similar marketing plan as 2015
  - Heavily dependent on domestic feeding
  - Lower truck freight will price us in western truck markets
  - Smooth rail operations
    - Montana- transloading for export to Canada
    - Washington- dairy customers
- Less support from exports
  - Estimate about 9.5 MMT in 2016 vs. 12.5 MMT in 2015
  - Low exchange rates with Canada
  - Chinese anti-dumping case
- Prices more responsive to the grain markets
  - Inversed DDGS Market- $2 a ton/ month
  - Large planting projections
  - Carry in the corn market likely to pressure RV's

RPMG™

Red Trail Energy

- Nearly 22% of gallons go as truck
- In a good spot for a few "hard to reach" truck markets
  - Glendive (Chi Pricing)
  - Billings
- The other 78% of gallons go out as singles to the PNW
  - PNW Pricing
  - Unleaded contract for a premium

RPMG

Carbon Intensity (CA & OR)

- CI in California and Oregon can be the difference
  - 2015 CI average value .00425 cpg/pt
  - Current YTD average value .0101cpg/pt
- Buyers are taking the "low hanging" CI's first
- Red Trail CI (GREET 2 Model)
  - CA – 82.29 (Dry) 76.45 (Wet)
    - Average is approx. 74
  - OR – 70.09 (Dry) 64.25 (Wet)
    - Default pathway is 69

- Red Trail needs to look at lowering CI. Otherwise forced into WA, ID, or Canada. Most likely as a discount



RPMG

Unit train Economics

- BNSF incentivizing unit trains
  - Average spread is .052 cpg
  - Some locations are as high as .062 cpg
  - Plant does not keep all of the freight discount
  - Market determines how it is split
- CI value will determine which gallons go to which market. Red Trail will be advantaged if you are a low CI producer



RPMG
Renewable Products
Marketing Group

RPMG

Looking Ahead

- Rail Expansion
- CO_2 Sequestration
- Cogen

Deregistration Discussion

Red Trail Energy

Financial Impact of SEC Reporting

- Estimated direct costs associated with SEC Reporting
  - Accounting & Auditing: $50,000
  - SEC Counsel: 50,000
  - XBLR Edgarization: 20,000
  - Printing/Mailing: 7,000
    - Total annual costs: $127,000

Indirect/Intangible Costs

- Management and administrative time spent on compliance
- Increased time to focus on profitability
- Employee education/training
  - SEC Institute

Stock Transfer Process

- Current Process
  - Members need to contact FNC Ag Stock to handle sales
  - All transfer are approved quarterly by the board of directors
  - All transfers go into effect on the first day of the following quarter
- Process if RTE Deregistered
  - All transfers would be handled internally by RTE
  - Transfers would be approved monthly by the board of directors

Reclassification of Units

- Classification of membership units would change as follows:
  - Class A Units – Members with 50,000 or more units
  - Class B Units – Members with 10,001 to 49,999 units
  - Class C Units – Members with 10,000 or fewer units

Reclassification of Units

- Class A unit holders – entitled to vote on all matters for which unit holder approval is required
- Class B unit holders – entitled to vote on the election of governors and voluntary dissolution of the Company
- Class C unit holders – entitled to vote only on voluntary dissolution of the Company

Voting Summary

YEAR	TOTAL VOTES	UNITS REPRESNTED
2011	26,649,687	66.3%
2012	24,701,732	61.43%
2013	22,497,066	56.04%
2014	25,194,266	62.75%
2015	22,373,602	55.73%

Q & A

NEWSLETTER

- You can receive your newsletter electronically
- Sign up at the registration table

Addresses

- Please update your address and phone number at the registration table. Our goal is to keep the shareholder records as accurate as possible.
- Also, please let us know if you are a snowbird.

Election Results

Election Results

- Proposal #1 – Election of Governors
  - Election of Frank Kirschenheiter
    - For – 15,382,496
  - Election of Sid Mauch
    - For – 29,880,352
  - Election of Anthony Mock
    - For – 19,363,760

Adjournment of Meeting

THANK YOU FOR COMING!

Red Trail Energy